Annual Report

International Stock Fund-Advisor Class

October 31, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

International Stock Fund - Advisor Class

o International markets lost considerable ground during the past year in a difficult economic environment.

o Advisor Class performance modestly trailed the benchmarks because we maintained our focus on growth stocks with strong long-term prospects in an environment favoring defensive shares.

o    Sectors   that  held  up  best  for  us   included   pharmaceutical,   food
     manufacturing, and catering outsourcing, while media, technology, and telecoms did poorly.

o Despite the weak fiscal year, we believe our steady and diversified approach will benefit investors who maintain their long-term investment strategy.


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Fellow Shareholders

The six-month and one-year periods ended October 31, 2001, were difficult for international investors. No region was spared the downdraft as stocks fell sharply around the globe. The terrorist attacks on U.S. lives and institutions on September 11 further weakened already sluggish global economies that were either fighting off the onslaught, or held in the grip, of recession. Stocks did manage to rally from late September through October, offering some comfort to investors suffering from double-digit losses.

Performance Comparison
--------------------------------------------------------------------------------

  Periods Ended 10/31/01                           6 Months   12 Months

  International Stock Fund-
  Advisor Class                                     -19.91%    -28.06%

  MSCI EAFE Index                                    -18.25     -24.68

  Lipper International
  Funds Average                                      -18.74     -26.39

     During the half year ended October 31, the Advisor Class fell 19.91% compared with -18.25% for the MSCI EAFE Index and -18.74% for the Lipper International Funds Average. Over the share class's fiscal year, results also trailed the benchmarks. For the bulk of the period under review, stocks of companies and sectors with relatively predictable earnings outperformed while any shortfall was severely punished. Advisor Class results lagged because the portfolio did not have enough assets in the more defensive areas of the market. The areas that held up well for us were pharmaceutical, food manufacturing, and catering outsourcing. Sectors that caused particular pain included media, technology, and telecoms. From a country perspective, the classic low beta (less volatile) markets of the U.K., Australia, and Switzerland did well compared with other markets, while Brazil, Finland, and Taiwan were particularly weak.

     The challenge for us has been to balance our enthusiasm for stocks with good long-term prospects against a very uncertain short-term environment. We clearly would have been better off owning a greater number of stocks with more defensive short-term prospects. Looking forward, we will continue to emphasize good-quality companies that have above-average growth potential and reasonable valuations.

     Geographic Diversification
     ---------------------------------------------------------------------------
     Europe                                                               72

     Japan                                                                13

     Other and Reserves                                                    7

     Far East                                                              6

     Latin America                                                         2


     Back in April, economists were debating the likely shape and timing of economic recovery, with aggressive Fed easing and impending tax cuts providing the bulls with ammunition. The bear camp had the sense that the U.S. consumer was very extended and that significant areas of the economy suffered from major overcapacity after the boom years.

     Outside the U.S., Japan had its problems but Prime Minister Koizumi promised progress on reform. In Europe, politicians were optimistic that European markets would prove more defensive on the downside since Europe's economy and stock markets had not grown as fast as the U.S. Most of the economic news in subsequent months tended to the negative side-with some sectors hit hard while others remained surprisingly immune. Unfortunately, the terrible events in September reinforced the case for widespread recession. Since that time, aggressive Fed easing and fiscal expansion have brought the bulls back into the arena.


PORTFOLIO REVIEW

     In the early months of the period, we took money out of some stocks where we felt that the short-term risks outweighed our enthusiasm for the longer-term picture. We sold China Mobile (Hong Kong) because the competitive situation in the Chinese mobile market looked to be deteriorating while the stock had held up relatively well. We also cut back NTT DoCoMo, the Japanese mobile operator that had performed well but whose voice revenue streams began to trend lower. We reduced our position in Vivendi Universal (France). Although we like the lack of advertising exposure in this company, we have become more concerned about its strategic direction and focus. We also trimmed some of our Japanese technology names, such as NEC, Toshiba, and Tokyo Electron. On the buy side, we added to or initiated new positions in defensive names that looked attractive, such as Sodexho Alliance (France), Koninklijke Ahold (Netherlands), and J. Sainsbury (U.K.). We also bought South Korean telecom stocks South Korea Telecom and Korea Telecom. South Korea is the only market where the so-called 2.5G mobile services are in operation and have taken off. Both of these stocks are cheap and should benefit from this trend.

     Media

     One area where we remained overweight is media. We like this sector because the companies in general are strong cash generators with above-average growth rates. Although business conditions, particularly in the more cyclical advertising-related areas, have suffered during these testing times, we see these companies eventually emerging in robust shape. Some of our stocks in this sector proved relatively defensive. For example, Reed (U.K.), which is very strong in scientific, legal, and educational publishing, outperformed the international media sector. New management executed a plan to refocus and sharpen the business. The company regained market share in the legal area, and effectively exploited an investment in transferring its vast scientific database into electronic format. With earnings likely to grow 10% in the current environment, possibly accelerating to 13% to 15% in an upturn, we see the stock as solid value at 20 times earnings.

Industry Diversification
--------------------------------------------------------------------------------

                                                  Percent of Net Assets
                                                    4/30/01   10/31/01
  ------------------------------------------------------------------------------

  Financials                                           23.5%      21.7%

  Consumer Discretionary                               16.6       16.6

  Health Care                                           8.9       12.1

  Information Technology                               13.3        9.1

  Telecommunication Services                           10.0        8.5

  Energy                                                7.4        8.5

  Consumer Staples                                      5.4        7.6

  Industrials                                           5.7        6.6

  Reserves                                              5.1        6.2

  All Other                                             4.1        3.1

  Total                                               100.0%     100.0%



     WPP (U.K.), by contrast, is more cyclical. It is a major advertising agency, media buyer, and market research and public relations company. While earnings this year will be unchanged at best and may be flat again in 2002, they could accelerate to 20% to 25% growth when the economy improves. At 22 times projected 2002 earnings, this seems like very good value, but we would have less confidence in our earnings numbers if the downturn is prolonged. When we look at the fund's approximately 9% weighting in media, we have around half in stocks like Reed that are at the defensive end of the media spectrum and half in stocks at the more cyclical end, like WPP.

     Technology

     We also remained overweight in technology. Again we focused on companies where we see high-caliber management, strong balance sheets, and a good long-term growth path. One area where we find this mix is the outsourcing sector. We maintained our positions in the electronic manufacturing space with stocks like Celestica (Canada) and Flextronics (Singapore). Both companies take on manufacturing for companies that want to focus more on the intellectual property aspect of their business, or companies that have good products but have struggled with cost control. Celestica and Flextronics gain by building significant economies of scale and by managing their asset bases efficiently so that they turn relatively thin operating margins into strong returns on capital. In the intermediate term, these stocks should return to high-teen or low-20% earnings growth, in our view, and are priced at 25 times projected 2002 earnings.

Market Performance
--------------------------------------------------------------------------------

Six Months                      Local               Local       Currency U.S.
Ended 10/31/01               Currency    vs. U.S. Dollars             Dollars
--------------------------------------------------------------------------------

France                        -19.99%                1.60%            -18.72%

Germany                        -25.05                1.60              -23.85

Hong Kong                      -23.90               -0.01              -23.91

Italy                          -22.12                1.60              -20.87

Japan                          -24.05                0.92              -23.35

Mexico                          -7.00               -0.03               -7.03

Netherlands                    -20.43                1.60              -19.16

Singapore                      -21.84               -0.15              -21.96

Sweden                         -20.50               -3.42              -23.22

Switzerland                    -15.91                6.24              -10.66

United Kingdom                 -13.26                1.64              -11.84


Source: RIMES Online, using MSCI indices.


     Our other large positions in technology include Nokia (Finland) and Canon (Japan). Nokia performed poorly over the last six months as investors began to view the whole mobile handset and infrastructure area as relatively mature. The key issues for Nokia are the extent to which there will be growth in handset users, and the extent to which the mobile handset is becoming a commodity. If it is, people will not bother to upgrade their handsets very often. Behind both these issues is the question of whether people will use handsets for data transmission and other more sophisticated functions beyond voice transmission. Despite all this uncertainty, Nokia has executed exceptionally well, maintaining margins at good levels while continuing to increase market share over time.

     Canon, at the other end of the technology volatility spectrum, is involved in copiers, printers, cameras, and semiconductor production equipment. It is a solidly managed Japanese company that has consistently earned above its cost of capital. In copiers, growth has been underpinned by the switch from analog to digital. At the same time, Canon has benefited from the problems at Xerox. Behind Canon's profitability is a steady high-margin business in consumables, such as ink cartridges and toner. As a beneficiary of the weaker yen, Canon should maintain profitability in the tougher economic environment.

     Services

     Services is an area we like in the longer term, and the catering outsourcing business performed relatively well for us. Our main holdings in this area are Compass (U.K.) and Sodexho Alliance (mentioned earlier). These companies should be able to sustain revenue growth of around 7% over time as more companies, schools, and hospitals outsource their catering needs. With their share prices selling at 24 times next year's expected earnings and a relatively predictable 15% earnings growth rate beyond that, these companies have done well and should continue to do so, in our view. Securitas (Sweden), the international security group, is also a big holding for us. It developed a strong formula for managing security businesses in Scandinavia 10 to 15 years ago and has replicated this formula around Europe, as well as in the United States. The basic formula is to upgrade the quality of the service and then to increase the level of service offered. At the most basic level, Securitas offers manned guarding, and over time the level of service may evolve into remote guarding and managing all the security needs of a company. This is one area that has been a clear beneficiary of the increased need for security in recent months. With the shares selling at 24 times next year's anticipated earnings, we like the stock since we believe it can continue to grow its earnings at 15% to 20% per year.

     Pharmaceuticals

     There have been a number of headwinds facing the pharmaceuticals sector as the FDA's attitude toward approving new drugs has grown tougher. Many companies have also been facing patent expirations. Behind it all, however, is an industry that is still growing significantly faster than the economy with all the powerful demographic forces pushing it ahead. International pharmaceutical companies have, in general, been hurt less by the negatives than many U.S. firms, and overseas it is mainly a company-specific phenomenon. Your fund's largest holding is GlaxoSmithKline (U.K.). Although analysts have worried that there may be a gap in the company's drug pipeline in two or three years, its current earnings are growing in the mid-teens and the stock is selling at around 20 times earnings. Considering the company's huge research resources and strong management, we are confident it can fill the pipeline gap.


INVESTMENT OUTLOOK

     The key drivers of equity markets-earnings, interest rates, and valuations-are pointing in different directions at the moment. Europe is probably in the best shape. Relative to their U.S. counterparts, European consumers are less extended and less exposed to equity markets, and there was less overcapacity created in the good years. On the other hand, the European Central Bank has been slow to cut rates, and labor is more intransigent than was hoped. Japan looks worse, with the financial system still shaky and the whole corporate sector reacting more slowly to events than in most other markets. Emerging markets have their challenges, but the underlying longer-term trends in Mexico, South Korea, and Taiwan are still encouraging. The U.S. is an important locomotive for many international economies, and while the short-term news is less than encouraging, the Fed and the Bush administration have taken robust action to underpin the economy. In time, this should translate into a renewal of activity.

     Interest rates have fallen a long way-not only on the short end of the maturity spectrum. With investors offered less and less on their fixed-income investments, the equity markets seem to be tempting people back. Valuations in mid-September were quite low and remain attractive even after the rebound, as long as we do not become mired in a prolonged global recession. Many stocks appear to have good upside potential. Your fund remains diversified, focused on companies with above-average prospects for growth whose stocks are selling at attractive price valuations. We are confident that our steady approach will benefit investors who maintain their long-term investment strategy.

     Respectfully submitted,




     John R. Ford
     President, T. Rowe Price International Funds, Inc.

     November 23, 2001


T. Rowe Price International Stock FundPortfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                   Percent of
                                                                   Net Assets
                                                                     10/31/01

  GlaxoSmithKline, United Kingdom                                         4.7%

  TotalFinaElf, France                                                    2.6

  Royal Bank of Scotland, United Kingdom                                  2.3

  Reed, United Kingdom                                                    2.2

  Vodafone, United Kingdom                                                2.2
  ------------------------------------------------------------------------------

  Shell Transport & Trading,
  United Kingdom                                                          2.0

  Nestle, Switzerland                                                     2.0

  ING Groep, Netherlands                                                  1.9

  Aventis, France                                                         1.8

  Nokia, Finland                                                          1.7
  ------------------------------------------------------------------------------

  Compass, United Kingdom                                                 1.7

  Sanofi-Synthelabo, France                                               1.5

  BNP Paribas, France                                                     1.4

  WPP, United Kingdom                                                     1.4

  Securitas, Sweden                                                       1.3
  ------------------------------------------------------------------------------

  NTT DoCoMo, Japan                                                       1.3

  AstraZeneca, United Kingdom                                             1.3

  VNU, Netherlands                                                        1.3

  Philips Electronics, Netherlands                                        1.3

  Allianz, Germany                                                        1.3
  ------------------------------------------------------------------------------

  Canon, Japan                                                            1.2

  UBS, Switzerland                                                        1.1

  Adecco, Switzerland                                                     1.1

  ENI, Italy                                                              1.1

  AXA, France                                                             1.1
  ------------------------------------------------------------------------------
  Total                                                                  42.8%


  Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund. T. Rowe Price International Stock Fund


Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     International Stock Fund - Advisor Class
     ---------------------------------------------------------------------------
                            MSCI EAFE          LipperISF-       ACISF-AC-Area

     3/31/00                    10000               10000               10000
     10/31/00                   86338               44684              318431
     10/31/01                   65036               27460              666066


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                    Since           Inception
     Periods
     Ended 10/31/01           1 Year1           Inception                Date
     ---------------------------------------------------------------------------

     International Stock
     Fund - Advisor
     Class                    -28.06%             -27.02%             3/31/00

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

International Stock Advisor Class shares


                                                       Year    3/31/00
                                                      Ended    Through
                                                   10/31/01   10/31/00

  NET ASSET VALUE

  Beginning of period                              $  16.12   $  19.12

  Investment activities

     Net investment income (loss)                      0.29       0.02

     Net realized and unrealized gain (loss)          (4.46)     (3.02)

     Total from

     investment activities                            (4.17)     (3.00)


  Distributions

     Net investment income                            (0.11)      --

     Net realized gain                                (1.18)      --

     Total distributions                              (1.29)      --


  NET ASSET VALUE

  End of period                                    $  10.66   $  16.12

  Ratios/Supplemental Data

  Total return(diamond)                              (28.06)%   (15.69%)

  Ratio of total expenses
  to average net assets                                1.05%    0.83%!

  Ratio of net investment
  income (loss) to average
  net assets                                           2.26%    0.63%!

  Portfolio turnover rate                              17.4%    38.2%!

  Net assets, end of period
  (in thousands)                                   $  6,938   $  1,500

(diamond)       Total return reflects the rate that an investor would have earned on an investment in the fund during each period,
                assuming reinvestment of all distributions.
        !       Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Portfolio of Investments                                Shares          Value
--------------------------------------------------------------------------------
                                                            In thousands

  AUSTRALIA  0.9%

  Common Stocks   0.4%

  Brambles
  Industries* (miscellaneous footnote symbol)         4,047,681        $22,171
                                                                        22,171

  Preferred Stocks  0.5%

  News Corporation                                    5,588,184         33,100

                                                                        33,100

  Total Australia
  (Cost $63,290)                                                        55,271


  BELGIUM  0.7%

  Common Stocks                                                            0.7%

  Dexia (EUR)                                         1,635,720         25,232

  Fortis (EUR)                                          650,215         15,322

  UCB (EUR)                                             135,450          5,156

  Total Belgium (Cost $21,871)                                          45,710


  BRAZIL  0.9%

  Common Stocks  0.1%

  Pao de Acucar ADR (USD)                               488,900          7,421

                                                                         7,421

  Preferred Stocks  0.8%

  Petroleo Brasileiro (Petrobras)                     2,497,331         47,969


                                                                        47,969

  Total Brazil (Cost $65,440)                                           55,390


  CANADA  0.9%

  Common Stocks  0.9%

  Alcan Aluminum                                        296,350          9,095

  Celestica (USD)*(miscellaneous footnote symbol)     1,081,594         37,120

  Royal Bank
  of Canada (miscellaneous footnote symbol)             342,840         10,112

  Total Canada (Cost $45,518)                                           56,327


  DENMARK  0.2%

  Common Stocks  0.2%

  TDC A/S                                               427,795         14,674

  Total Denmark
  (Cost $15,278)                                                        14,674


  FINLAND  1.7%

  Common Stocks  1.7%

  Nokia (EUR)                                         5,322,433        111,208

  Sonera (EUR)                                           54,100            308

  Total Finland (Cost $24,827)                                         111,516


  FRANCE  13.9%

  Common Stocks  13.9%

  Altran Technologies
  (EUR)(miscellaneous footnote symbol)                  114,380          5,247

  Aventis (EUR)                                       1,375,194        101,118

  Aventis (DAX Exchange) (EUR)                          223,030         16,209

  AXA (EUR)                                           3,079,176         67,300

  BNP Paribas (EUR)                                   1,108,132         92,096

  Cap Gemini (EUR)(miscellaneous footnote symbol)       179,410         10,086

  Compagnie de Saint-Gobain (EUR)                       231,269         32,138

  Groupe Danone (EUR)                                   153,470         17,738

  Hermes (EUR) (miscellaneous footnote symbol)          142,430         18,089

  L'Oreal (EUR)                                          77,121          5,320

  Lafarge (EUR)                                          66,722          5,923

  LVMH (EUR) (miscellaneous footnote symbol)            163,877          5,774

  Orange (EUR) *(miscellaneous footnote symbol)       1,705,340         13,805

  Sanofi-Synthelabo (EUR)                             1,439,617         94,849

  Schneider Electric (EUR)                              793,601         31,750

  Societe Generale (EUR)                                330,438         16,510

  Societe Television Francaise 1 (EUR)                1,487,245         33,389

  Sodexho Alliance
  (EUR) (miscellaneous footnote symbol)               1,275,699         60,011

  STMicroelectronics
  (EUR) (miscellaneous footnote symbol)                 922,050         26,041

  TotalFinaElf (EUR)                                  1,197,608        168,041

  Vivendi Universal (EUR)                             1,337,982         62,459

  Total France (Cost $666,062)                                         883,893


  GERMANY  3.5%

  Common Stocks  3.5%

  Allianz (EUR)                                         342,587         80,671

  Bayer (EUR)                                           338,332         10,042

  Bayerische Hypo-und Vereinsbank (EUR)                 222,759          6,866

  Deutsche Bank (EUR)                                   482,316         26,806

  Deutsche Telekom (EUR)                                268,372        $ 4,150

  E.On (EUR)                                            445,197         23,185

  Gehe (EUR) (miscellaneous footnote symbol)            585,072         21,892

  Rhoen-Klinikum (EUR)                                  198,784          9,744

  SAP (EUR)                                             277,450         28,699

  Siemens (EUR) (miscellaneous footnote symbol)         187,605          9,083

  Total Germany (Cost $204,283)                                        221,138


  GREECE  0.4%

  Common Stocks  0.4%

  Hellenic Telecommunications
  Organization (EUR)                                  1,566,000         25,354

  Total Greece (Cost $21,802)                                           25,354


  HONG KONG  1.7%

  Common Stocks  1.7%

  Cheung Kong (miscellaneous footnote symbol)         4,420,000         37,400

  China Unicom*(miscellaneous footnote symbol)        6,042,000          5,655

  Henderson Land Development                          4,685,000         15,046

  Hutchison Whampoa                                   4,404,500         35,575

  Li & Fung                                           5,376,000          5,135

  Pacific Century
  CyberWorks * (miscellaneous footnote symbol)       29,205,000          7,769

  Sun Hung Kai Properties                               851,000          5,237

  Total Hong Kong (Cost $106,926)                                      111,817


  INDIA  0.7%

  Common Stocks  0.7%

  Hindustan Lever                                     5,963,822         26,607

  ICICI                                               5,796,122          6,344

  ICICI ADR (USD) (miscellaneous footnote symbol)       905,077          6,299

  Reliance Industries                                 1,355,459          7,259

  Total India (Cost $62,141)                                            46,509


  IRELAND  0.1%

  Common Stocks  0.1%

  SmartForce ADR
  (USD) * (miscellaneous footnote symbol)               573,541          9,438

  Total Ireland (Cost $12,750)                                           9,438


  ITALY  5.7%

  Common Stocks  5.7%

  Alleanza Assicurazioni
  (EUR) (miscellaneous footnote symbol)               3,627,380        $37,357

  Assicurazioni
  Generali (EUR) (miscellaneous footnote symbol)        743,700         20,369

  Bipop-Carire (EUR)
  (miscellaneous footnote symbol)                     3,042,670          5,200

  ENI (EUR)                                           5,445,938         68,185

  Intesa BCI (EUR) (miscellaneous footnote symbol)   27,461,137         64,220

  Mediaset (EUR) (miscellaneous footnote symbol)        775,019          5,054


  Mediolanum (EUR) (miscellaneous footnote symbol)    1,791,325         13,872

  Olivetti (EUR) (miscellaneous footnote symbol)      4,717,688          5,521

  San Paolo IMI
  (EUR) (miscellaneous footnote symbol)                 426,664          4,478

  Telecom Italia
  (EUR) (miscellaneous footnote symbol)                 794,000          3,842

  Telecom Italia
  (EUR) (miscellaneous footnote symbol)               4,590,223         38,273

  Telecom Italia Mobile (EUR)
  (miscellaneous footnote symbol)                     8,563,872         46,602

  UniCredito Italiano (EUR)
  (miscellaneous footnote symbol)                    13,232,976         48,800

  Total Italy (Cost $359,349)                                          361,773


  JAPAN  13.2%

  Common Stocks  13.2%

  Aiful                                                  72,050          5,644

  Canon                                               2,707,000         78,640

  Fanuc                                                 426,300         17,742

  Fuji Television
  Network (miscellaneous footnote symbol)                 3,825         16,668

  Fujisawa Pharmaceutical                             1,389,000         33,324

  Fujitsu                                             1,143,000          8,451

  Hitachi                                               737,000          5,022

  Ito-Yokado (miscellaneous footnote symbol)            355,000         15,643

  Kao                                                   667,000         15,784

  Kokuyo                                                945,000          8,174

  Kyocera                                               315,400         21,439

  Marui (miscellaneous footnote symbol)               2,061,000         27,868

  Matsushita Communication Industrial                   364,800         10,240

  Matsushita Electric Industrial                      3,457,000         40,905

  Mitsui Fudosan                                      2,871,000         29,121

  Mizuho                                                 12,885         38,904

  Murata Manufacturing                                  526,100         32,971

  NEC (miscellaneous footnote symbol)                 2,301,000         20,842

  Nippon Telegraph & Telephone                            5,265        $21,654

  Nomura Securities                                   3,967,000         52,119

  NTT DoCoMo                                              6,249         84,649

  Sankyo                                                962,000         18,683

  Seven-Eleven Japan                                    700,000         30,446

  Shin-Etsu Chemical                                    650,000         21,376

  Shiseido (miscellaneous footnote symbol)            1,266,000         12,511

  Sony                                                1,430,720         54,056

  Sumitomo                                            3,032,000         17,715

  Sumitomo Mitsui Bank                                4,620,000         28,539

  TDK                                                   151,900          6,743

  Toshiba                                             5,167,000         19,100

  UFJ *(miscellaneous footnote symbol)                    2,582         11,504

  Yamanouchi Pharmaceutical                           1,205,000         35,694

  Total Japan (Cost $1,091,198)                                        842,171


  LUXEMBOURG 0.1%

  Common Stocks 0.1%

  Societe Europeenne des Satellites (EUR)                54,900          5,975

  Total Luxembourg (Cost $8,817)                                         5,975


  MEXICO  0.8%

  Common Stocks  0.8%

  Femsa UBD Units
  (Represents 1 Series B and
  4 Series D shares)                                  7,368,360         23,009

  Grupo Iusacell, Rights, (USD)*                        246,446             64

  Grupo Iusacell ADR (USD)*                             809,000          2,111

  Grupo Televisa GDR (USD)*                             571,211         17,393

  Telefonos de Mexico (Telmex) (Class L)
  ADR (USD) (miscellaneous footnote symbol)             196,791          6,703

  Total Mexico (Cost $59,399)                                           49,280



  NETHERLANDS 7.4%

  Common Stocks 7.4%

  Akzo Nobel (EUR)                                       93,698          3,839

  ASM Lithography
  (EUR)*(miscellaneous footnote symbol)               2,135,740         30,736

  Elsevier (EUR)        1,765,850       20,505

  Equant (EUR)*                                         165,911          1,724

  Fortis (EUR)                                        1,792,034        $42,391

  ING Groep (EUR)                                     4,793,740        119,435

  Koninklijke Ahold (EUR)                               470,600         13,232

  KPN (EUR) *(miscellaneous footnote symbol)            242,864            939

  Philips Electronics(EUR)                            3,562,894         80,885

  Royal Dutch Petroleum (EUR)                         1,027,822         52,233

  VNU (EUR) (miscellaneous footnote symbol)           2,819,540         82,167

  Wolters Kluwer (EUR)                                1,281,854         26,887

  Total Netherlands (Cost $464,655)                                    474,973


  NORWAY 0.4% Common

  Stocks 0.4%

  Orkla                                               1,309,994         21,785

  Statoil ASA *                                         794,770          5,492
  Total Norway (Cost $16,288)                                           27,277


  PORTUGAL 0.5%

  Common Stocks 0.5%

  Jeronimo Martins (EUR) *                              787,016          5,266

  Portugal Telecom (EUR) *                            3,182,970         25,194

  Telecel (EUR)                                         210,500          1,477

  Total Portugal (Cost $31,014)                                         31,937


  SINGAPORE 1.0%

  Common Stocks 1.0%


  Flextronics (USD) *                                   717,006         14,265

  Singapore Press                                       677,000          5,867

  United Overseas Bank                                7,322,592         40,970

  Total Singapore (Cost $77,542)                                        61,102


  SOUTH KOREA 1.2%

  Common Stocks 1.2%

  Korea Telecom ADR
  (USD) (miscellaneous footnote symbol)                 761,397         15,868

  Pohang Iron & Steel ADR (USD)                         552,725          9,479

  Samsung Electronics                                   268,217         36,046

  South Korea Telecom                                    71,700         13,635

  Total South Korea (Cost$71,302)                                       75,028

 SPAIN 2.7%

 Common Stocks 2.7%

  Banco Bilbao Vizcaya Argentaria (EUR)               3,923,447        $43,865

  Banco Santander Central
  Hispano (EUR) (miscellaneous footnote symbol)       4,906,499         37,733

  Endesa (EUR) (miscellaneous footnote symbol)        1,624,059         24,833

  Repsol (EUR)                                          909,273         13,167

  Telefonica (EUR) *                                  2,946,191         35,350

  Telefonica ADR (USD)                                  431,945         15,321

  Total Spain (Cost $148,530)                                          170,269


  SWEDEN 3.2%

  Common Stocks 3.2%

  Electrolux (Class B)                                1,207,475         14,489

  Hennes & Mauritz (Class B)                          1,827,780         31,957

  LM Ericsson (Class B)                               7,672,910         33,232

  Nordea                                              6,723,497         29,688

  Sandvik (miscellaneous footnote symbol)               418,510          8,828

  Securitas
  (Class B) (miscellaneous footnote symbol)           5,170,936         86,046

  Total Sweden (Cost $230,970)                                         204,240

  SWITZERLAND 5.0%

  Common Stocks 5.0%

  Adecco                                              1,591,337         70,356

  Credit Suisse *397,740                                 14,520

  Nestle                                                613,260        127,130

  Roche                                                 465,400         32,231

  UBS*                                                1,553,790         72,164

  Total Switzerland (Cost $208,665)                                    316,401

  TAIWAN 0.5%

  Common Stocks 0.5%

  Taiwan Semiconductor Manufacturing                 18,837,176         33,306

  Total Taiwan (Cost $42,530)                                           33,306


  UNITED KINGDOM 26.5%

  Common Stocks 26.5%

  Abbey National                                        822,876        $12,229

  AstraZeneca                                         1,847,434         83,224

  Autonomy *144,500                                         617

  Barclays                                              228,600          6,874

  BG                                                  1,385,897          5,240

  BP                                                  6,818,000         54,970

  Brambles
  Industries *(miscellaneous footnote symbol)         3,127,010         15,683

  Cable & Wireless                                    3,592,205         16,229

  Cadbury Schweppes                                   5,226,792         32,498

  Celltech *                                          1,673,941         21,813

  Centrica                                            2,938,768          9,350

  Compass                                            14,752,280        107,475

  David S. Smith                                      1,692,560          3,504

  Diageo                                              5,325,417         53,109

  Dimension Data *                                      999,000          1,088

  Electrocomponents                                   3,759,260         25,012

  Friends Provident *                                 1,956,340          5,201

  GKN                                                   388,000          1,498

  GlaxoSmithKline                                    11,191,275        300,765

  Granada                                            14,233,240         26,931

  Hays                                                3,992,451          9,555

  Hilton                                              2,191,470          5,635

  HSBC (HKD) (miscellaneous footnote symbol)          1,710,800         18,534

  J. Sainsbury                                        3,856,580         21,065

  Kingfisher                                          4,059,302         18,870


  Lattice (miscellaneous footnote symbol)             3,835,897          8,623

  Reed                                               16,854,613        137,849

  Rio Tinto                                           3,784,310         61,352

  Royal Bank of Scotland                              6,079,422        145,280

  Shell Transport & Trading                          17,315,521        129,545

  Standard Chartered                                  1,934,500         19,306

  Tesco                                              10,220,652         36,005


  Tomkins                                             9,870,024         24,052

  Unilever                                            4,963,487         36,016

  United Business Media                               1,139,709          7,252

  Vodafone *                                         59,631,796       $137,737

  Woolworths                                          4,465,233          2,335


  WPP                                                 9,821,131         88,813

  Total United Kingdom (Cost $1,706,915)                             1,691,134

  SHORT-TERM INVESTMENTS 0.6%

  Money Market Fund 0.6%

  T. Rowe Price Reserve Investment Fund, 3.07%      #41,422,450         41,422

  Total Short-Term Investments (Cost $41,422)                           41,422


  Total Investments in Securities
  94.4% of Net Assets (Cost $5,868,784)                             $6,023,325


Futures Contracts
In thousands

                             Contract          Unrealized
                           Expiration               Value         Gain (Loss)
                           ----------          ----------         -----------

Long, 489 FTSE 100 Index
contracts, $2,489,034
of cash pledged as
initial margin               12/01        35,767         3,165

Long, 482 Nikkei 225
Contracts, $1,968,874
of cash pledged as
initial margin               12/01        20,394         1,705


Long, 1,293 DJ Euro
Stoxx 50 Index Contracts
$3,377,355 cash
pledged as init              12/01        40,484         5,198

Long, 262 CAC 40 10
Euro Index Contracts
$825,942 cash pledged
as initial margin            12/01        10,283         1,288

Net payments (receipts)
of variation margin
to date                                                (10,659)

Variation margin
receivable (payable)
on open futures
contracts                                                                697

Other Assets
Less Liabilities                                                     353,415

NET ASSETS                                                        $6,377,437
                                                                  ----------

                              * Non-income producing
                              # Seven-day yield
(miscellaneous footnote symbol) All or portion of this security is on loan at
                                October 31, 2001. See Note 2.
                            ADR American Depository Receipts
                            GDR Global Depository Receipts
                            EUR Euro
                            HKD Hong Kong dollar
                            USD U.S. dollar


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities,
  at value (cost $5,868,784)                                       $6,023,325

  Securities lending collateral                                       463,773

  Other assets                                                        416,787

  Total assets                                                      6,903,885

  Liabilities

  Obligation to return securities
  lending collateral                                                  463,773

  Other liabilities                                                    62,675

  Total liabilities                                                   526,448

  NET ASSETS                                                       $6,377,437
                                                                   ----------

  Net Assets Consist of:

  Undistributed net
  investment income (loss)                                          $ 177,111

  Undistributed net
  realized gain (loss)                                               (642,600)

  Net unrealized gain (loss)                                          162,951

  Paid-in-capital applicable
  to 598,933,545 shares of $0.01
  par value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized                                            6,679,975

  NET ASSETS                                                       $6,377,437
                                                                   ----------

  NET ASSET VALUE PER SHARE
  International Stock Shares
  ($6,370,498,864/598,282,475
  shares outstanding)                                              $    10.65
                                                                   ----------

  International Stock Advisor Class
  shares ($6,938,447/651,070
  shares outstanding)                                              $    10.66
                                                                   ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                         Year
                                                                        Ended
                                                                     10/31/01
  Investment Income (Loss)

  Income

     Dividend (net of foreign taxes
     of $16,039)                                                     $230,976

     Interest (net of foreign
     taxes of $213)                                                   14,308

     Securities lending                                                7,851

     Total income                                                    253,135

  Expenses

     Investment management                                            55,864

     Shareholder servicing
       International Stock
       shares                                                         15,092

       International Stock Advisor
       Class shares                                                        3

     Custody and accounting                                            2,657

     Prospectus and shareholder reports
       International Stock shares                                        850

       International Stock Advisor Class share                             2

     Proxy and annual meeting                                             83

     Registration                                                         50

     Legal and audit                                                      47

     Directors                                                            20

     Distribution-International Stock
     Advisor Class shares                                                 17

     Miscellaneous                                                        60

     Total expenses                                                   74,745

     Expenses paid indirectly                                             (3)

     Net expenses                                                     74,742

  Net investment income (loss)                                       178,393

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                                     (577,627)

     Futures                                                         (64,623)

     Foreign currency transactions                                     9,560

     Net realized gain (loss)                                       (632,690)

Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                         Year
                                                                        Ended
                                                                     10/31/01

  Change in net unrealized gain (loss)

     Securities                                                   (2,259,243)

     Futures                                                          11,356

     Other assets and liabilities
     denominated in foreign currencies                                 2,445

     Change in net unrealized gain (loss)                         (2,245,442)

  Net realized and unrealized gain (loss)                          (2,878,132)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $(2,699,739)
                                                                  -----------


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                           Year
                                                          Ended
                                                       10/31/01       10/31/00

  Increase (Decrease) in Net Assets
  Operations

     Net investment income (loss)                  $    178,393   $     65,892

     Net realized gain (loss)                          (632,690)       968,722

     Change in net unrealized gain (loss)            (2,245,442)      (747,516)

     Increase (decrease) in

     net assets from operations                      (2,699,739)       287,098

  Distributions to shareholders

     Net investment income

       International Stock shares                       (57,780)       (82,371)

       International Stock Advisor Class shares             (20)          --

     Net realized gain

       International Stock shares                      (757,242)      (576,571)

       International Stock Advisor Class shares            (218)          --

     Decrease in net assets from distributions         (815,260)      (658,942)

  Capital share transactions *
     Shares sold
       International Stock shares                     3,082,779      4,436,179

       International Stock Advisor Class shares          17,549          2,672

     Distributions reinvested
       International Stock shares                       777,395        591,749

       International Stock Advisor Class shares            --             --

     Shares redeemed

       International Stock shares                    (4,435,161)    (4,813,545)

       International Stock Advisor Class shares          (9,589)        (1,086)

     Increase (decrease) in net assets from
     capital share transactions                        (567,027)       215,969

  Net Assets

  Increase
  (decrease) during period                           (4,082,026)      (155,875)

  Beginning of period                                10,459,463     10,615,338

  End of period                                    $  6,377,437   $ 10,459,463
                                                   ------------   ------------



                                                                          Year
                                                                         Ended
                                                       10/31/01       10/31/00


  *Share information
  Shares sold
  International Stock shares                            235,789        246,549

  International Stock Advisor Class shares                1,336            152

  Distributions reinvested
  International Stock shares                             52,992         34,284

  International Stock Advisor Class shares                 --             --

  Shares redeemed
  International Stock shares                           (339,752)      (267,043)

  International Stock Advisor Class shares                 (778)           (59)

  Increase (decrease) in shares outstanding             (50,413)        13,883


  The accompanying notes are an integral part of these financial statements.


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
                                                               October 31, 2001

Notes to Financial Statements


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Fund (the
     fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies. The fund has two classes of shares - International Stock, offered since May 9, 1980, and International Stock Advisor Class, first offered on March 31, 2000. International Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     ClassAccounting The International Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended October 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At October 31, 2001, the value of loaned securities was $456,544,000; aggregate collateral consisted of $463,773,000 in the securities lending collateral pool, and U.S. Government securities valued at $16,511,000.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,387,495,000 and $2,581,423,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund has $651,286,000 of capital loss carryforwards, all of which expires in 2009.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2001. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     At October 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,868,784,000. Net unrealized gain aggregated $154,541,000 at period end, of which $1,298,130,000 related to appreciated investments and $1,143,589,000 to depreciated investments.


Note 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $3,695,000 was payable at October 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause International Stock Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, International Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $10,572,000 for the year ended October 31, 2001, of which $993,000 was payable at period end.

     The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2001, the fund was charged $22,000 for shareholder servicing costs related to the college savings plans. At October 31, 2001, 0.03% of the outstanding shares of the fund were held by college savings plans.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, the fund was allocated $1,724,000 of Spectrum expenses, $121,000 of which was payable at period-end. At October 31, 2001, approximately 8.42% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2001, totaled $3,533,000 and are reflected as interest income in the accompanying Statement of Operations.

     Undistributed net investment income                        $     (2,000)

     Undistributed net realized gain                                  59,000

     Paid-in-capital                                                 (57,000)

T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

     To the Board of Directors of T. Rowe Price International Funds, Inc. and International Stock Fund Advisor Class Shareholders of International Stock Fund In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001


T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $38,515,000 from short-term capital gains,

o $718,945,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $201,938,000 and foreign taxes paid of $13,274,000.

Annual Meeting Results

The T. Rowe Price International Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:    581,220,102.290
Withhold:       11,328,972.642
Total:          592,549,074.932

Martin G. Wade
Affirmative:    581,186,287.707
Withhold:       11,362,787.225
Total:          592,549,074.932

Calvin W. Burnett
Affirmative:    579,988,748.447
Withhold:       12,560,326.485
Total:          592,549,074.932

Anthony W. Deering
Affirmative:    580,812,278.605
Withhold:       11,736,796.327
Total:          592,549,074.932

Donald W. Dick, Jr.
Affirmative:    581,515,923.630
Withhold:       11,033,151.302
Total:          592,549,074.932

David K. Fagin
Affirmative:    581,364,436.901
Withhold:       11,184,638.031
Total:          592,549,074.932

F. Pierce Linaweaver
Affirmative:    580,579,834.781
Withhold:       11,969,240.151
Total:          592,549,074.932

Hanne M. Merriman
Affirmative:    580,790,218.108
Withhold:       11,758,856.824
Total:          592,549,074.932

John G. Schreiber
Affirmative:    580,818,909.284
Withhold:       11,730,165.648
Total:          592,549,074.932

Hubert D. Vos
Affirmative:    580,468,483.076
Withhold:       12,080,591.856
Total:          592,549,074.932

Paul M. Wythes
Affirmative:    580,672,445.843
Withhold:       11,876,629.089

Total:          592,549,074.932


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most  fixed-income  funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution  Options  Reinvest all,  some, or none of your  distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

Money Funds (cont.)

Summit Municipal
Money Market
Tax-Exempt Money
Investment Services and Information

* Closed to new investors. ! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.
The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

     Advisory Services, Retirement Resources

          T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY  SERVICES*

          T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT INFORMATION

          Planning and Informational Guides

          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirement Readiness Guide
          Tax Considerations for Investors


          Insights Reports

          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.


T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

     INSIGHTS REPORTS

     General Information

     The ABCs of Giving
     Back to Basics: The ABCs of Investing
     The Challenge of Preparing for
       Retirement
     Financial Planning After Retirement
     Getting Started: Investing With Mutual
       Funds
     The Roth IRA: A Review
     Tax Information for Mutual Fund
        Investors


     Investment Strategies

     Conservative Stock Investing
     Dollar Cost Averaging
     Equity Index Investing
     Growth Stock Investing
     Investing for Higher Yield
     Managing Risk Through Diversification
     The Power of Compounding
     Value Investing


     Types of Securities

     The Basics of International Stock
        Investing
     The Basics of Tax-Free Investing
     The Fundamentals of Fixed-Income
        Investing
     Global Bond Investing
     Investing in Common Stocks
     Investing in Emerging Growth Stocks
     Investing in Financial Services Stocks
     Investing in Health Care Stocks
     Investing in High-Yield Municipal
        Bonds
     Investing in Industry-Focused Stock
        Funds
     Investing in Money Market Securities
     Investing in Mortgage-Backed Securities
     Investing in Natural Resource Stocks
     Investing in Science and Technology
        Stocks
     Investing in Small-Company Stocks
     Understanding Derivatives
     Understanding High-Yield "Junk"
        Bonds

     Brokerage Insights

     Combining Individual Securities With
        Mutual Funds
     Getting Started: An Introduction to
       Individual Securities
     What You Should Know About Bonds
     What You Should Know About Margin and
       Short-Selling
     What You Should Know About Options
     What You Should Know About Stocks



For fund and account information
for to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center 4515
Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area 1900
Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills New

Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.   E237-050  10/31/01  R